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                                                                    Exhibit 2.8

          APPLICATION BY FOREIGN CORPORATION FOR AUTHORIZATION TO
                      TRANSACT BUSINESS IN FLORIDA

IN COMPLIANCE WITH SECTION 607.1503, FLORIDA STATUTES, THE FOLLOWING IS SUBMITTED TO REGISTER A FOREIGN CORPORATION TO TRANSACT BUSINESS IN THE STATE OF FLORIDA:

1.  Royal Mortgage Brokerage, Inc.
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    (Name of corporation must include the word "INCORPORATED", "COMPANY",
    "CORPORATION" or words of abbreviation of the import in language or will clearly indicate that it is a corporation instead of a natural person or partnership if not so contained in the name or person.

2.  Texas                              3.              75-2745985
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    (State or country under the law of     (FEI Number, if applicable)
        which it is incorporated)

4.  February 5, 1995           5.  Perpetual
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    (Date of Incorporation)        (Duration: Year corp. will cease to exist or
                                   "Perpetual")

6.  Not yet transacted business
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    (Date first transacted business in Florida. (See sections 607.1601,
    607.1502, and 817.168, F.S.)

7.  8889 Pelican Bay Blvd, Suite 400
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    Naples, Florida  34102
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                                 (Current mailing address)

8.  Mortgage Brokerage Business
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    (Proposed at Corporation authorized in home state or country to be carried out in this State or Country

9. Name and street address of Florida registered agent: (P.O. Box or Mail Drop Box NOT acceptable)

                 Name:     Corporation Service Company
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                 Office Address:  1201 Haye Street
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                                     Tallahassee         , Florida,   32304
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                                                                    (Zip Code)

10.  Registered agent's acceptance:

Having been named as registered agent and to accept service of process for the above stated corporation at the price designated in this application, I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relative to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent.

                    Corporation Service Company

                By: /s/ Karen B. Tzar
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                      (Registered agent's signature)

11. Attached is a certificate of existence duly authenticated, not more than 90 days prior to delivery of this application to the Department of State, by the Secretary of State or other Officer having custody of corporate records in the jurisdiction under the law of which it is incorporated.

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12. Names and addresses of officers and/or directors: (Street address
    ONLY - P.O. Box NOT acceptable)

A.  DIRECTORS (Street address only - P.O. Box NOT acceptable)

Chairman:     Michael J. Pilgrim
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Address:      1000 Ballpark Way, Suite 210
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              Arlington, Texas 76011
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Vice Chairman:
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Address:
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Director:     David E. Wentsch
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Address:      1000 Ballpark Way, Suite 210
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              Arlington, Texas 76011
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Director:
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Address:
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B.  OFFICERS (Street address only - P.O. Box NOT acceptable)

President:     Michael J. Pilgrim
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Address:      1000 Ballpark Way, Suite 210
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              Arlington, Texas 76011
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Vice President:
                -------------------------------------------------------------
Address:
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Secretary:    David E. Wentsch
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Address:      1000 Ballpark Way, Suite 210
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              Arlington, Texas 76011
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Treasurer:    Michael J. Pilgrim
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Address:      1000 Ballpark Way, Suite 210
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              Arlington, Texas 76011
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NOTE: If necessary, you may attach an addendum to the application listing additional officers and/or directors.

13.           /s/ Michael J. Pilgrim
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                  (Signature of Chairman, Vice Chairman, or any officer
                        listed in number 12 of the application.)

14.           Michael J. Pilgrim
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           (Typed or printed name and capacity of person signing application)